UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 18, 2009

Allied World Assurance Company Holdings, Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32938	98-0481737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27 Richmond Road, Pembroke, Bermuda,		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-278-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Compensation Committee of the Board of Directors of Allied World Assurance Company Holdings, Ltd (the "Company") approved a form of performance-based equity award agreement (the "Agreement") to be used in connection with the grant of a target award (the "Award") to certain officers of the Company and its subsidiaries. The Award consists of both (i) a target award granted under the Allied World Assurance Company Holdings, Ltd Amended and Restated Long-Term Incentive Plan (the "LTIP") that settles in the Company’s common shares and (ii) a target award of restricted stock units ("RSUs") granted under the Allied World Assurance Company Holdings, Ltd Second Amended and Restated 2004 Stock Incentive Plan (the "Stock Incentive Plan") that settles in cash, in each case based upon the achievement of established performance criteria over a three-year performance period consistent with the performance mechanics under the LTIP. In addition to containing a performance-vesting component not previously used in the Company’s other award agreements under the Stock Incentive Plan, the terms of the Agreement differ from those of prior awards granted pursuant to the Stock Incentive Plan and the LTIP to reflect recent changes in the law, including Section 457A of the U.S. Internal Revenue Code. A copy of the form of Participation Agreement under the LTIP was attached as Exhibit 10.43 to the Company’s Form S-1 filed with the SEC on March 17, 2006, as amended, and declared effective by the SEC on July 11, 2006, and a copy of the form of RSU Award Agreement for employees under the Stock Incentive Plan was attached as Exhibit 10.6 to the Company’s Form 10-Q for the quarter ended March 31, 2008 filed with the SEC on May 9, 2008 (the "May 2008 Form 10-Q"). The Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement filed herewith. The Award is also subject to the terms of the LTIP and Stock Incentive Plan, copies of which were attached as Exhibit 10.24 to the Company’s Form 10-K for the year ended December 31, 2007 filed with the SEC on February 29, 2008, and as Exhibit 10.5 to the May 2008 Form 10-Q, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Ex. No. - Description
-------- - ---------------------
10.1 - Form of Performance-Based Equity Award Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, Ltd

September 18, 2009	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Performance-Based Equity Award Agreement.